UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

Ditech Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

The Board of Directors (the “Board”) of Ditech Holding Corporation (the “Company”) elected not to make the approximately $9 million cash interest payment (the “Interest Payment”) due and payable on December 17, 2018 with respect to the Company’s outstanding 9.0% Second Lien Senior Subordinated PIK Toggle Notes due 2024 (the “Second Lien Notes”) issued under the indenture governing the Second Lien Notes (the “Indenture”). The Company had sufficient liquidity on December 17, 2018 to make the Interest Payment. However, the Board elected not to make the Interest Payment as active discussions continue with certain of the Company’s creditors and other parties in interest regarding the Company’s previously announced evaluation of strategic alternatives. Under the Indenture, the Company has a 30-day grace period to make the interest payment before such non-payment triggers an “event of default” under the Indenture. No “event of default” will be deemed to have occurred under the Indenture unless the Company does not make the interest payment during the 30-day grace period.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “continue,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from results, performance or achievements expressed in these forward-looking statements.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of the Company’s evaluation of strategic alternatives. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ditech Holding Corporation

Date: December 17, 2018	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary